UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 9, 2006

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52006	98-0221142
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)

Plaza America Tower I
11700 Plaza America Drive, Suite 1010
Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

(703) 964-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On November 9, 2006, we filed a request with the U.S. Federal Communications Commission (“FCC”) to extend for a short period the remaining four milestone dates outlined in our authorization for the construction and launch of our satellite. The brief extension is needed to accommodate manufacture and delivery issues encountered by subcontractors for our satellite manufacturer, Space Systems/Loral, Inc.  We requested that the launch of our satellite be extended until November 30, 2007 (rather than the current milestone date of July 1, 2007) and that certification that the mobile satellite services system is in operation be extended until December 31, 2007 (rather than July 17, 2007).  We also asked that the two remaining intermediate milestone dates be extended as follows: complete reference performance test (April 30, 2007, instead of January 1, 2007), and complete thermal vacuum test (June 15, 2007, instead of March 1, 2007).

Item 9.01               Financial Statements and Exhibits

                (d)           Exhibits

Exhibit No.	Description
99.1	FCC Filing dated November 9, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED (Registrant)

November 9, 2006	By:	/s/ J. Timothy Bryan
J. Timothy Bryan
Chief Executive Officer

EXHIBITS

Exhibit	Description of Exhibit
99.1	FCC Filing dated November 9, 2006